                                POWER OF ATTORNEY


STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)


KNOW ALL MEN BY THESE PRESENTS:

THAT I, Thomas R. Clevenger, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by SECURITY BENEFIT LIFE INSURANCE COMPANY and any VARIABLE ANNUITY ACCOUNT XI with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of July, 1999.

                                                  THOMAS R. CLEVENGER
                                                  ------------------------------
                                                  Thomas R. Clevenger

SUBSCRIBED AND SWORN to before me this 16th day of July, 1999.

                                                  ANNETTE E. CRIPPS
                                                  ------------------------------
                                                  Notary Public

My Commission Expires:

           7-8-2001
------------------------------

                                POWER OF ATTORNEY


STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)


KNOW ALL MEN BY THESE PRESENTS:

THAT I, Sister Loretto Marie Colwell, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by SECURITY BENEFIT LIFE INSURANCE COMPANY and any VARIABLE ANNUITY ACCOUNT XI with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of July, 1999.

                                                  SISTER LORETTO MARIE COLWELL
                                                  ------------------------------
                                                  Sister Loretto Marie Colwell

SUBSCRIBED AND SWORN to before me this 15th day of July, 1999.

                                                  SANDI NAKONECZNY
                                                  ------------------------------
                                                  Notary Public

My Commission Expires:

        March 1, 2003
------------------------------

                                POWER OF ATTORNEY


STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)


KNOW ALL MEN BY THESE PRESENTS:

THAT I, John C. Dicus, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by SECURITY BENEFIT LIFE INSURANCE COMPANY and any VARIABLE ANNUITY ACCOUNT XI with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of July, 1999.

                                                  JOHN C. DICUS
                                                  ------------------------------
                                                  John C. Dicus

SUBSCRIBED AND SWORN to before me this 14th day of July, 1999.

                                                  MARY R. FALTER
                                                  ------------------------------
                                                  Notary Public

My Commission Expires:

          1-30-2000
------------------------------

                                POWER OF ATTORNEY


STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)


KNOW ALL MEN BY THESE PRESENTS:

THAT I, Steven J. Douglass, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by SECURITY BENEFIT LIFE INSURANCE COMPANY and any VARIABLE ANNUITY ACCOUNT XI with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of July, 1999.

                                                  STEVEN J. DOUGLASS
                                                  ------------------------------
                                                  Steven J. Douglass

SUBSCRIBED AND SWORN to before me this 15th day of July, 1999.

                                                  NANCY A. LEWIS
                                                  ------------------------------
                                                  Notary Public

My Commission Expires:

           10-16-99
------------------------------

                                POWER OF ATTORNEY


STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)


KNOW ALL MEN BY THESE PRESENTS:

THAT I, Howard R. Fricke, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, by these presents do make, constitute and appoint James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by SECURITY BENEFIT LIFE INSURANCE COMPANY and any VARIABLE ANNUITY ACCOUNT XI with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of July, 1999.

                                                  HOWARD R. FRICKE
                                                  ------------------------------
                                                  Howard R. Fricke

SUBSCRIBED AND SWORN to before me this 13th day of July, 1999.

                                                  MARCIA J. JOHNSON
                                                  ------------------------------
                                                  Notary Public

My Commission Expires:

        March 23, 2001
------------------------------

                                POWER OF ATTORNEY


STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)


KNOW ALL MEN BY THESE PRESENTS:

THAT I, William W. Hanna, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by SECURITY BENEFIT LIFE INSURANCE COMPANY and any VARIABLE ANNUITY ACCOUNT XI with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of July, 1999.

                                                  WILLIAM W. HANNA
                                                  ------------------------------
                                                  William W. Hanna

SUBSCRIBED AND SWORN to before me this 19th day of July, 1999.

                                                  CAROLYN R. SOUDERS
                                                  ------------------------------
                                                  Notary Public

My Commission Expires:

           7/21/03
------------------------------

                                POWER OF ATTORNEY


STATE OF FLORIDA  )
                  ) ss.
COUNTY OF PINELLAS)


KNOW ALL MEN BY THESE PRESENTS:

THAT I, John E. Hayes, Jr., being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by SECURITY BENEFIT LIFE INSURANCE COMPANY and any VARIABLE ANNUITY ACCOUNT XI with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of July, 1999.

                                                  JOHN E. HAYES, JR.
                                                  ------------------------------
                                                  John E. Hayes, Jr.

SUBSCRIBED AND SWORN to before me this 20th day of July, 1999.

                                                  EMMA IMHOFF
                                                  ------------------------------
                                                  Notary Public

My Commission Expires:

          7-29-2000
------------------------------

                                POWER OF ATTORNEY


STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)


KNOW ALL MEN BY THESE PRESENTS:

THAT I, Laird G. Noller, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by SECURITY BENEFIT LIFE INSURANCE COMPANY and any VARIABLE ANNUITY ACCOUNT XI with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of July, 1999.

                                                  LAIRD G. NOLLER
                                                  ------------------------------
                                                  Laird G. Noller

SUBSCRIBED AND SWORN to before me this 19th day of July, 1999.

                                                  DEBHORA J. PETERMAN
                                                  ------------------------------
                                                  Notary Public

My Commission Expires:

           1-7-2003
------------------------------

                                POWER OF ATTORNEY


STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)


KNOW ALL MEN BY THESE PRESENTS:

THAT I, Robert C. Wheeler, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by SECURITY BENEFIT LIFE INSURANCE COMPANY and any VARIABLE ANNUITY ACCOUNT XI with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of July, 1999.

                                                  ROBERT C. WHEELER
                                                  ------------------------------
                                                  Robert C. Wheeler

SUBSCRIBED AND SWORN to before me this 14th day of July, 1999.

                                                  CAROL L. .SCHEETZ
                                                  ------------------------------
                                                  Notary Public

My Commission Expires:

          7-26-2002
------------------------------